Other Financial Liabilities	12 Months Ended
Mar. 31, 2019
Other Liabilities Disclosure [Abstract]
Other Financial Liabilities
Other Financial Liabilities

	JPY (millions) As of March 31
	2018	2019
Derivative liabilities	¥8,871	¥8,745
Finance lease obligations	53,149	179,411
Contingent consideration liabilities arising from business combinations	30,569	71,062
Other	28,247	23,908
Total	¥120,836	¥283,126
Non-current	¥91,223	¥235,786
Current	¥29,613	¥47,340

Finance lease obligations
The future minimum payments related to the finance lease obligations are as follows:

	JPY (millions) As of March 31
	Minimum Lease Payments		Present Value of Minimum Lease Payments
	2018	2019	2018	2019
Within one year	¥4,808	¥6,925	¥2,127	¥2,145
Between one year and five years	14,335	37,738	4,704	9,634
More than five years	80,018	288,470	46,318	167,632
Total	¥99,161	¥333,133	¥53,149	¥179,411

Less: Future finance charges	46,012	153,722
Present value of minimum lease payments	¥53,149	¥179,411
Non-current	¥51,022	¥177,266
Current	¥2,127	¥2,145

Financial liabilities associated with contingent consideration arrangements
Financial liabilities associated with contingent consideration arrangements represent consideration related to business combinations or license agreements that is payable only upon future events such as the achievement of development milestones and sales targets, including pre-existing contingent consideration arrangements of the companies that are acquired by Takeda. At each reporting date, the fair value of contingent consideration is re-measured based on risk-adjusted future cash flows discounted using appropriate discount rate.
As of the year ended March 31, 2018, financial liabilities associated with contingent consideration arrangements primarily consists of contingent consideration related to the performance of the COLCRYS business which was acquired in the acquisition of URL Pharma. Inc. in June 2012.
As of the year ended March 31, 2019, the balance primarily relates to pre-existing contingent consideration arrangements from Shire’s historical acquisitions.
The pre-existing contingent consideration acquired from Shire through Shire’s historical acquisitions is due upon the achievement of certain milestones related to the development, regulatory, first commercial sale and other sales milestones of products at various stages of development and marketing, which could total up to 83,802 million JPY of undiscounted payments over a period of over 20 years. The fair value of the contingent consideration payable could increase or decrease due to changes in certain assumptions which underpin the fair value measurements. The assumptions include probability of milestones being achieved.
The fair value of financial liabilities associated with contingent consideration arrangements are classified as Level 3 in the fair value hierarchy.

	JPY (millions) For the Year Ended March 31
	2018	2019
As of the beginning of the year	¥28,976	¥30,569
Additions arising from business combinations (Note 31)	3,164	52,046
Changes in the fair value during the period	12,784	(2,223)
Settled and paid during the period	(12,606)	(7,734)
Settled during the period and reclassified to other payables	—	(1,648)
Foreign currency translation differences	(1,243)	175
Other	(506)	(123)
As of the end of the year	¥30,569	¥71,062

	JPY (millions) As of March 31
	2018	2019
Payment term (undiscounted)
Within one year	¥10,620	¥17,604
Between one and three years	18,584	19,470
Between three and five years	4,641	10,885
More than five years	2,831	54,536

The following sensitivity analysis represents effect on the fair value of financial liabilities associated with contingent consideration arrangements from changes in major assumptions:

		JPY (millions) As of March 31
		2018	2019
Probability of technical milestones being achieved for Shire's historical contingent consideration arrangements	Increase by 5%	¥—	¥3,204
	Decrease by 5%	—	(3,204)
Discount rate	Increase by 0.5%	(257)	(1,626)
	Decrease by 0.5%	256	1,626